     As filed with the Securities and Exchange Commission on April 23, 2001
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 7, 2000

                              CV THERAPEUTICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                            0-21643                    45-1570294
(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE NO.)          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                                    IDENTIFICATION NO.)

                                  ------------

                                3172 PORTER DRIVE
                           PALO ALTO, CALIFORNIA 94304
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 (650) 812-0585
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.  OTHER EVENTS

     On   April 20, 2001, the Registrant filed a Registration Statement on Form
S-3 registering up to an aggregate of $190,000,000 of the Registrant's Common Stock, $85,000,000 of which is carried over from a Registration Statement on Form S-3 that the Registrant filed on July 19, 2000, and $100,000,000 of which is carried over from a Registration Statement on Form S-3 that the Registrant filed on January 4, 2001, pursuant to Rule 429 of the Securities Act of 1933, as amended. As an exhibit to this Registration Statement, the Registrant attached the Amended and Restated Common Stock Purchase Agreement, dated as of August 7, 2000, by and between the Registrant and Acqua Wellington North American Equities Fund, Ltd. ("Acqua Wellington"), which reduced the number of shares that the Registrant may sell, at a discount to the market price, to Acqua Wellington to up to $149,000,000 in shares.

     The foregoing description is qualified in its entirety by reference to the following document, which is incorporated herein by reference: Amended and Restated Common Stock Purchase Agreement, dated as of August 7, 2000, by and between the Registrant and Acqua Wellington, a copy of which was filed as
Exhibit 4.6 to Registration Statement Number 333-59318 filed by the Registrant on April 20, 2001.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)  Exhibits.

               4.1 Amended and Restated Common Stock Purchase Agreement, dated as of August 7, 2000, by and between the Registrant and Acqua Wellington, filed as Exhibit 4.6 to Registration Statement Number 333-59318 filed by the Registrant on April 20, 2001 and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            CV THERAPEUTICS, INC.

                            By:         /s/ Daniel K. Spiegelman
                               ---------------------------------------------
                                            Daniel K. Spiegelman
                               Senior Vice President and Chief Financial Officer (Principal financial and accounting officer)